Exhibit 10.2

Supplement to the Exclusive Consulting
and Services Agreement

Party A: Beijing Hanze Management Consulting Co., Ltd

Address: Room 1-805, No. 87 West Third Ring North Road, Haidian District, Beijing

Party B: Beijing Yingjun Technology Co., Ltd

Address: Room 058, Third Floor, No. 89 West Third Ring North Road, Haidian District, Beijing

In view of the SEC's increased regulatory requirements for PRC-listed companies in the United States, the following supplementary terms have been added to the Exclusive Consulting and Services Agreement (hereinafter referred to as "Original Agreement") signed between the Parties A and B in Beijing, China on May 15, 2019. Whereas and entered into this Supplemental Agreement ("This Agreement") on March 31, 2022 in Beijing, China:

1.	Clause 7.1 of the termination of the original Agreement is hereby amended to:
Unless otherwise required by applicable laws, Party B shall not have any right to terminate this Agreement in any event.

2.	Except for the contents mentioned in this Agreement, the implementation shall continue with reference to the original Agreement.

In view of this, authorized representatives of both parties signed this Agreement on the date indicated at the beginning.

Party A: Beijing Hanze Management Consulting Co., Ltd. (seal)

Authorized Representative:	/s/ Tian Xiangyang
Tian Xiangyang

Party B: Beijing Yingjun Technology Co., Ltd. (seal)

Authorized Representative:	/s/ Tian Xiangyang
Tian Xiangyang

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《独家咨询和服务协议》补充协议

甲方：北京瀚泽管理咨询有限公司
地址：北京市海淀区西三环北路 87 号 1-805 室

乙方：北京瀛骏科技有限公司
地址：北京市海淀区西三环北路 89 号三层 058 室

鉴于美国证监会对于中国在美上市企业增加的监管要求，现将甲乙双方于二零一九年五月十五日在中国北京市签订的《独家咨询和服务协议》（下称"原协议"）增加如下补充条款，并于二零二二年三月三十一日在中国北京市签订本补充协议（下称"本协议"）：

1. 原协议第七条终止 7.1 条款现变更为：

   除非法律另有规定，乙方在任何情况下均无权终止或解除本协议。

2. 本协议所提内容之外均参照原协议继续执行。

有鉴于此，协议双方经其授权的代表于文首所述日期签署了本协议，以昭信守。

甲方：北京瀚泽管理咨询有限公司（印章）　　乙方：北京瀛骏科技有限公司（印章）

授权代表：田向阳　　授权代表：田向阳

田向阳　　田向阳

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